Exhibit 10.3

Richard Barlow CEO 20th Feb 2019 AMENDMENT ONE TO DATA SHARING AGREEMENT This Amendment One (the "Amendment") to the Data Sharing Agreement dated December 21, 2018 by and between General Motors Holdings LLC ;:ind its affiliates ("GM") andwejo Limited ("Wejo"), is entered into by and between GM and Wejo and is effective as of February 19, 2019 (the "Amendment One Effective Date"). Capitalized terms not defined in this Amendment have the definitions provided in the Agreement. In consideration of the mutual covenants and conditions,the receipt and sufficiency of which are hereby acknowledged, GM and Wejo hereby agree to the following: 1. Exhibit 1 to the DSA is deleted in its entir.ety and replaced with the attached Exhibit 1 document; 3, Except as expressly modified by this Amendment, the Agreement remains in full force and effect. This Amendment, together With j:he Agreement, constitute the entire agreement betweeri GM and Wejo with respect to·their subject matter and supersede all prior oral or written representations and agreements. 4. This Amendment may be executed electronically and in any number of counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and th!;! same instrument. IN WITNESS WHEREOF, GM and Wejo have caused this Amendment to be executed by their duly c1uthorized representatives, effective as of the Amendment One Effective Date. Print name: __________ _ Title: V.P. Title: ____________ _ Date: February 18, 2019 Date: _____________ _ 1

EXHIBIT 1

4